UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2024

ATHENA TECHNOLOGY ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Delaware	001-41144	87-2447308
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

442 5th Avenue

New York, NY 10018

(Address of registrant’s principal executive offices, including zip code)

(970) 925-1572

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	ATEK.U	NYSE American
Class A Common Stock, par value $0.0001 per share	ATEK	NYSE American
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock, each at an exercise price of $11.50 per share	ATEK WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 10, 2024, Athena Technology Acquisition Corp. II (the “Company”) received a letter from the NYSE American LLC (“NYSE American” or the “Exchange”) stating that the staff of NYSE Regulation has determined to commence proceedings to delist the Company’s (i) class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), (ii) units, each consisting of one share of Class A Common Stock and one-half of one redeemable warrant (“Units), and (iii) redeemable warrants, each whole warrant exercisable for one share of Class A Common Stock, each at an exercise price of $11.50 per share (together with the Class A Common Stock and Units, the “Company Securities”), pursuant to Sections 119(b) and 119(f) of the NYSE American Company Guide because the Company failed to consummate a business combination within 36 months of the effectiveness of its initial public offering registration statement, or such shorter period that the Company specified in its registration statement. As a result of the determination, trading of the Company Securities on NYSE American has been suspended. As indicated in the letter from NYSE American, the Company has a right to a review of the delisting determination by the Listings Qualifications Panel of the Committee for Review of the Board of Directors of the Exchange, provided that the Company submits a written request for such review no later than December 17, 2024.

The Company is working towards consummating its previously announced business combination with Ace Green Recycling, Inc. (“Ace Green”). If the Company Securities are delisted from NYSE American, the Company intends to seek a listing of the Company Securities on The Nasdaq Stock Market LLC (“Nasdaq”) in connection with the consummation of the Company’s proposed initial business combination.

Item 8.01 Other Events.

Amended and Restated Subscription Agreement

As previously disclosed, the Company issued two promissory notes to Athena Technology Sponsor II, LLC (“Sponsor”) for an aggregate amount of $300,000 (the “Notes”) to pay certain working capital and proxy extension expenses. In connection with the funding of the Notes, on July 5, 2023, Sponsor entered into a subscription agreement with Polar Multi-Strategy Master Fund (“Polar”) pursuant to which Sponsor agreed to transfer 300,000 shares of Class A Common Stock to Polar immediately prior to the closing of an initial business combination of the Company. The Company was not a party to this agreement.

On December 6, 2024, the Company and Sponsor entered into an Amended and Restated Subscription Agreement with Polar (the “Subscription Agreement”). Pursuant to the Subscription Agreement, Polar contributed an additional $200,000 to Sponsor (for an aggregate of $500,000, such funded amounts, the “Polar Capital Investment”), which in turn was loaned by Sponsor to the Company to fund any additional extensions of the date by which the Company must consummate an initial business combination and to cover working capital expenses. The Subscription Agreement provides that in connection with the Polar Capital Investment, the Company will repay the entire balance of the Polar Capital Investment to Polar within five business days of the closing of an initial business combination of the Company and that Sponsor will transfer and/or the Company will issue on Sponsor’s behalf an additional 200,000 shares of Class A Common Stock to Polar immediately prior to the closing of an initial business combination of the Company (for an aggregate of 500,000 shares to be transferred and/or issued to Polar).

The foregoing summary of the Subscription Agreement is qualified in its entirety by reference to the full text of the Subscription Agreement, which is filed as Exhibit 10.1 hereto.

Forward-Looking Statements

Certain statements made herein are not historical facts but may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended, and the “safe harbor” provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” or the negatives of these terms or variations of them or similar terminology or expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the anticipation that the proposed business combination between the Company and Ace Green will occur and the Company Securities will be listed on Nasdaq, and other statements that are not historical facts.

These statements are based on the current expectations of the Company’s and/or Ace Green’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company and Ace Green. These statements are subject to a number of risks and uncertainties regarding Ace Green’s business and the proposed business combination, and actual results may differ materially. These risks and uncertainties include, but are not limited to: general economic, political and business conditions; the inability of the parties to consummate the proposed business combination or the intended financing; the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement; the number of redemption requests made by Athena’s shareholders in connection with the proposed business combination; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the proposed business combination; the risk that the approval of the Company’s shareholders for the potential transaction is not obtained; the anticipated capitalization and enterprise value of the Company following the consummation of the proposed business combination; the ability of the Company to issue equity, equity-linked or other securities in the future; expectations related to the terms and timing of the proposed business combination; failure to realize the anticipated benefits of the proposed business combination, including as a result of a delay in consummating the proposed business combination; the risk that the proposed business combination may not be completed by the Company’s business combination deadline and the potential failure to obtain an extension of its business combination deadline, if sought by the Company; the risks related to the rollout of Ace Green’s business and the timing of expected business milestones; the ability of Ace Green to execute its growth strategy, manage growth profitably and retain its key employees; the ability of the Company to maintain the listing of its securities on NYSE American; the ability of the Company to obtain a listing of its securities on the Nasdaq following the proposed business combination; costs related to the proposed business combination; and other risks that will be detailed from time to time in filings with the Securities and Exchange Committee (“SEC”), including those risks discussed under the heading “Risk Factors” in Athena’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on September 27, 2024, or any Quarterly Reports on Form 10-Q. The foregoing list of risk factors is not exhaustive. There may be additional risks that could also cause actual results to differ from those contained in these forward-looking statements. In addition, forward-looking statements provide the Company’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K, and while the Company may elect to update these forward-looking statements in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements. Nothing herein should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that the results of such forward-looking statements will be achieved.

Additional Information and Where to Find It

In connection with the proposed business combination, the Company and Ace Green are expected to prepare a Registration Statement to be filed with the SEC by the Company, which will include preliminary and definitive proxy statements to be distributed to the Company’s shareholders in connection with the Company’s solicitation for proxies for the vote by the Company’s shareholders in connection with the proposed business combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Ace Green’s shareholders in connection with the completion of the proposed business combination. After the Registration Statement has been filed and declared effective, the Company will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the proposed business combination, among other matters. The Company’s shareholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with the Company’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the proposed business combination, because these documents will contain important information about the Company, Ace Green and the proposed business combination. This Current Report on Form 8-K is not a substitute for the Registration Statement, the definitive proxy statement/prospectus or any other document that the Company will send to its shareholders in connection with the proposed business combination.

INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS AND THE PARTIES TO THE TRANSACTIONS. Investors and security holders will be able to obtain copies of these documents (if and when available) and other documents filed with the SEC free of charge at www.sec.gov. Shareholders of SPAC will also be able to obtain copies of the proxy statement/prospectus without charge, once available, by directing a request to: Athena Technology Acquisition Corp. II, 445 5th Avenue New York, New York 10018.

Participants in the Solicitation

The Company, Ace Green and their respective directors and executive officers, may be deemed participants in the solicitation of proxies of the Company’s shareholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the Company’s directors and executive officers in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, in each case, as filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to the Company’s shareholders in connection with the proposed business combination, including a description of their direct and indirect interests, which may, in some cases, be different than those of Athena’s shareholders generally, will be set forth in the Registration Statement.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed business combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
10.1	Amended and Restated Subscription Agreement, dated as of December 6, 2024, by and between Polar Multi-Strategy Master Fund, Athena Technology Sponsor II, LLC, and Athena Technology Acquisition Corp. II
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 12, 2024

ATHENA TECHNOLOGY ACQUISITION CORP. II

By:	/s/ Isabelle Freidheim
Name:	Isabelle Freidheim
Title:	Chief Executive Officer

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